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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                                    ---------
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: December 31, 1996
                                        -----------------

                           Commission File No. 1-13362
                                               -------

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.
           ------------------------------------------------------------
           (Name of Small Business Issuer as specified in its charter)


             Nevada                                          04-3226365
(State or other jurisdiction                               (I.R.S. Employer
 incorporation or organization                          Identification Number)


                       266 Beacon Street, Boston, MA 02116
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                 (617) 266-3600
                ------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)





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ItEM 7.   PRO FORMA FINANCIAL STATEMENTS & EXHIBITS

         The following exhibits are filed as part of this report.

Exhibit

10.24       Purchase Agreement - Las Vegas Golf Center, LLC

10.25 First Amended And Restated Limited Liability Company Agreement of Las Vegas Golf Center, L.L.C.

10.26       Las Vegas Golf Center, L.L.C. Membership Interests Purchase and Sale

10.27 Letter of Understanding - Membership Interest Purchase & Purchase Option Agreement



-
                                   SIGNATURES

In accordance with requirements of the Securities Exchange Act of 1934, the registrant caused this amendment to its report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                         SENIOR TOUR PLAYERS DEVELOPMENT, INC.



Dated:   March 19, 1997                  By: /s/ Lawrence P. Butler
                                             ----------------------------------
                                             Lawrence P. Butler
                                             Chief Financial Officer